Exhibit j under Form N-1A
                                              Exhibit (23) under Item 60/Reg.S-K










                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Post-Effective Amendment No. 50 to Registration Statement No. 33-35827 of BBH Inflation-Indexed Securities Fund on Form N-1A of our report dated December 20, 2002, appearing in the Annual Report to Shareholders of BBH Inflation-Indexed Securities Fund for the year ended October 31, 2002, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2003













INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 50 to Registration Statement No. 33-35827 of BBH Tax-Efficient Equity Fund on Form N-1A of our report dated December 20, 2002, appearing in the Annual Report to Shareholders of BBH Tax-Efficient Fund for the year ended October 31, 2002, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2003












INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 50 to Registration Statement No. 33-35827 of BBH International Equity Fund on Form N-1A of our report dated December 20, 2002, appearing in the Annual Report to Shareholders of BBH International Equity Fund for the year ended October 31, 2002, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2003